                                                                   Exhibit 10-13


DATED                              29th March                               1994
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                       THE MASTER FELLOWS AND SCHOLARS OF
                            TRINITY COLLEGE CAMBRIDGE

                                     - and -

                          CHEFARO PROPRIETARIES LIMITED

                            NED-INT HOLDINGS LIMITED

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                                      LEASE

                   of Unit 327 Phase V Cambridge Science Park,
                             Milton Road, Cambridge

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                                Term:   5 years
                                Rent:   (pound)51,000 per annum exclusive of VAT


                                                 Mills & Reeve,
                                                 112 Hills Road.
                                                 Cambridge.
                                                 CB2 1PH. (HIN)
                                                 jim3944.edoc

THIS LEASE is made the 29th day of March One thousand nine hundred and ninety six.

BETWEEN

(1) ("the Lessors") THE MASTER FELLOWS AND SCHOLARS OF THE COLLEGE OF THE HOLY AND UNDIVIDED TRINITY WITHIN THE TOWN AND UNIVERSITY OF CAMBRIDGE OF KING HENRY THE EIGHTH'S FOUNDATION

(2) ("the Lessee") CHEFARO PROPRIETARIES LIMITED whose registered office is at Cambridge Science Park Milton Road Cambridge CB4 4FL (company number 922235)

(3) ("the Guarantor") NED-INT HOLDINGS LIMITED whose registered office is at Cambridge Science Park Milton Road Cambridge CB4 4FL (company number 1014976)

WHEREAS

The demised premises are held by or in trust for a charity by the Lessors and the charity is an exempt charity

NOW THIS DEED WITNESSETH as follows:-

INTERPRETATION

1. IN this Lease unless the context otherwise requires:-

      (A) "the Lessors" shall include the person for the time being entitled to the reversion immediately expectant on the determination of the said term as herein defined

      (B) "the Lessee" shall include the Lessee's successors in title and assigns and shall include personal representatives

      (C) "the Guarantor" means a person who has entered into a guarantee of the Lessee's covenants contained in this Lease (whether by separate deed pursuant to the provisions of this Lease or otherwise) and shall include the Guarantor's successors whether by substitution or otherwise including personal representatives

      (D) "the Surveyor" means the Surveyors Consulting Engineers Architects and Agents for the time being of the Lessors

      (E) "the said term" means the total period of demise hereby granted

      (F) "service channels" means all such flues sewers drains ditches pipes wires watercourses cables channels gutters ducts and other conductors of services and plumbing and ventilating equipment and motors appurtenant thereto as are now existing or which may be constructed or laid during the said term and within the period of limitation as herein defined

      (G) "Plan A" shall mean the plan annexed hereto and marked "A" and "Plan D" shall mean the plan annexed hereto and marked "D"

      (H) "the demised premises" means

            (i) the property hereby demised as described in the First Part of the First Schedule hereto including all service channels in on or under such property and fixtures and fittings (other than trade or tenant's fixtures and fittings) therein and

            (ii) the rights described in the Second Part of the First Schedule hereto together with all additions alterations and improvements to such property and rights

      (I) "the Estate" shall mean Cambridge Science Park shown edged blue on Plan A situate adjoining Milton Road partly in the City of Cambridge and partly in the County of Cambridgeshire together with any such further neighbouring area in respect of which the Lessors or their lessees may from time to time or at any time during the period of limitation receive planning permission to develop for uses similar or ancillary to the use of the said area edged blue and which the Lessors during the period of limitation elect to include in Cambridge Science Park

      (J) "the period of limitation" means the period of eighty years commencing on the date hereof or such longer period as the law may permit (which period is hereby specified as the perpetuity period applicable to this Lease under the rule against perpetuities)

      (K) "the insured risks" means at any particular time the risk of loss or damage by fire or aircraft and other aerial devices or articles dropped therefrom lightning explosion riot and civil commotion malicious damage earthquakes storm tempest flood burst pipes impact and the risk of any other kind of loss or damage which the Lessors may from time to time reasonably deem it desirable to insure against and against which they shall at that particular time have a policy of insurance in effect subject to the Lessors first having given to the Lessee written notice thereof and subject also to such exclusions and limitations as the insurers may impose

      (L) "the Planning Acts" means the Town and Country Planning Acts 1948 to 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Listed Buildings Conservation Areas) Act 1990 the Local Government Planning and Land Act 1980 and the Public Health Acts 1875 to 1969 and all notices directions orders regulations byelaws rules and conditions under or in pursuance of or deriving effect therefrom from time to time and any reference herein to these or any other Act or Acts shall include a reference to any statutory modification or re-enactment thereof for the time being in force and any future legislation of a like nature

      (M) "the Building" means the building numbered 320 (containing the block of Units numbered 321-329 (both numbers inclusive) Cambridge Science Park including the Common Parts (as hereinafter defined) shown for identification purposes on Plan A and thereon edged green and all alterations and improvements thereto and all plant and equipment machinery fittings and furnishings now or hereafter therein but excluding tenants and trade fixture and fittings

                                     PLAN D
                                  SECOND FLOOR


                                [GRAPHIC OMITTED]

      (N) "the Lessors' neighbouring premises" means any land or buildings now or hereafter during the period of limitation erected adjoining or neighbouring the demised premises (whether beside under or over) which belong to the Lessors now or hereafter during the period of limitation including those parts of the Building not forming part of the demised premises

      (O) "the Common Parts" means those parts of the Building which are not intended to be demised by an occupational tenancy from time to time including but not limited to the entrance reception area plant room lifts landings fire escapes toilets washrooms roadways car parks paths gardens kitchen facilities all structural parts of the Building including the roof and foundations thereof

      (P) "the Estate Service Charge" shall mean a service rent in respect of

            (a) the maintenance repair cultivation and management of the Estate including all roads ways and paths service channels amenity grounds and cultivated areas and

            (b) all such other matters whatsoever which in the reasonable opinion of the Surveyor (acting as an expert) shall be necessary to maintain good standards for a development of such a character including without prejudice to the generality hereof a notional figure as certified by the Surveyor equivalent to the reasonable market rental for the time being of any premises provided by the Lessors on the Estate being used or occupied (whether with or without rental) to enable the Lessors the Surveyor and their respective servants or employees to implement and carry out such maintenance repairs cultivation and management of the Estate and all other matters as aforesaid but less any rental thereof received by the Lessors such service charge to be in the reasonable opinion of the Surveyor such as shall be just and equitable in all the circumstances PROVIDED ALWAYS THAT such service rent shall not include any sum in respect of the cost of the initial laying out or construction of the matters referred to in paragraphs (a) and (b) above or any work or costs arising out of or in connection with such initial construction

      (Q) "Interest" shall mean interest at the yearly rate of three per cent above the base rate published from time to time by Barclays Bank PLC or (in the event of base rate or Barclays Bank PLC ceasing to exist) such other equivalent rate of interest as the Lessors may from time to time in writing specify

      (R) "enactments" shall include all present and future Acts of Parliament (including but not limited to the Public Health Acts 1875 to 1969 the Factories Act 1961 the Offices Shops and Railway Premises Act 1963 the Fire Precautions Act 1971 the Defective Premises Act 1972 the Health and Safety at Work etc. Act 1974 and the Planning Acts) and all notices directions orders regulations bye-laws rules and conditions under or in pursuance of or deriving effect therefrom and any reference herein to a specific enactment or enactments (whether by reference to its or their short title or otherwise) shall include a reference to any enactment amending or replacing the same and any future legislation of a like nature

      (S) "the Planning Agreements" shall mean

            (a) an agreement dated the Eighth day of November One thousand nine hundred and seventy one made pursuant to Section 37 of the Town and Country Planning Act 1962 between the County Council of the Administrative County of Cambridgeshire and Isle of Ely (1) and the Lessors (2) and

            (b) an agreement dated the Nineteenth day of August One thousand nine hundred and seventy five made pursuant to Section 52 of the Town and Country Planning Act 1971 between the same parties and in the same order as the Section 37 agreement and

            (c) an agreement dated the Second day of February One thousand nine hundred and eighty two made pursuant to Section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council (1) and the Lessors (2) and

            (d) an agreement dated the Twenty sixth day of June One thousand nine hundred and eighty four made pursuant to Section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council (1) and the Lessors (2) and

            (e) an agreement dated the Second day of June One thousand nine hundred and eighty eight made pursuant to Section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council (1) and the Lessors (2)

      (T) words importing the masculine gender only include the feminine gender and vice versa and include any body of persons corporate or unincorporate words importing the singular number only include the plural number and vice versa and the word "person" shall include any body of persons corporate or unincorporate and all covenants by any party hereto shall be deemed to be joint and several covenants where that party is more than one person and any covenant by the Lessee not to do or not to do or omit to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done or omitted

THE DEMISE HABENDUM AND REDDENDUM

2. In consideration of the several rents and covenants on the part of the Lessee and the Guarantor herein respectively reserved and contained the Lessors HEREBY DEMISE unto the Lessee ALL THOSE premises more particularly described in the First Part of the First Schedule hereto TOGETHER WITH (in common with the Lessors their lessees and assigns and all other persons from time to time having the like rights) the rights set out in the Second Part of the First Schedule hereto EXCEPT AND RESERVING UNTO THE LESSORS and their successors in title assigns and lessees and all persons from time to time authorised by them the interests rights reservations and exceptions more particularly set out in the First Part of the Second Schedule hereto TO HOLD the demised premises unto the Lessee SUBJECT to any or all easements and other rights (if any) now subsisting over or which may affect the same (including any such as are more particularly set forth in the Second Part of the Second Schedule hereto) from the 16th day of August One thousand nine hundred and ninety-three to the quarter day next subsequent to the grant hereof and thereafter for the term of five years but determinable nevertheless as hereinafter provided YIELDING AND PAYING THEREFOR unto the Lessors during the said term

      (a) from the 16th day of August One thousand nine hundred and ninety three to the day of February One thousand nine hundred and ninety four one peppercorn

      (b) from the 16th day of February One thousand nine hundred and ninety four to the end of the said term yearly and proportionately for any fraction of a year the rent of Fifty one thousand pounds ((pound)51,000) per annum exclusive of Value Added Tax the first such payment or a proportionate part thereof in respect of the period from the 10th day of February One thousand nine hundred and ninety four to the next regular quarter day to be made on the 29th day of March One thousand nine hundred and ninety four and thereafter such rents to be paid by equal quarterly instalments in advance on the four usual quarter days in every year

      (c) by way of further rent the Service Charge and Interim Charge specified in the First Part of the said Third Schedule hereto to be paid on the days and in the manner specified therein and

      (d) by way of further rent on demand the rents specified in the Second Part of the said Third Schedule

      (e) any value added tax that may be chargeable on the rents reserved by this Lease all such payments to be made without any deduction

LESSEE'S COVENANTS

3. THE Lessee HEREBY COVENANTS with the Lessors that the Lessee will at all times during the said term duly observe and perform all the covenants and provisions on the Lessee's part set out in the Fourth Schedule hereto and the provisions and conditions in this Lease contained

LESSORS' COVENANTS

4. THE Lessors HEREBY COVENANT with the Lessee that if and so long as the Lessee performs complies with and observes the Lessee's covenants and obligations contained in this Lease the Lessors will at all times during the said term duly observe and perform all the covenants and provisions on the Lessors' part set out in the Fifth Schedule hereto and the provisions and conditions in this Lease contained but not so as to impose any personal liability upon any individual Master Fellow Scholar or Trustee who is at any time one of the Lessors except in respect of his own acts and defaults

PROVISO AGREEMENT AND DECLARATION

5. PROVIDED ALWAYS and it is hereby agreed as follows:-

AS TO RE-ENTRY

(A) If and whenever the said rents hereby reserved or any part thereof respectively shall be in arrear for twenty one days next after the same shall have become due whether any formal or legal demand therefor shall have been made or not or if and whenever there shall be any breach non-observance or non-performance by the Lessee of any of the covenants on the part of the Lessee herein contained or if the Lessee being a Company shall become subject to an administration order or shall suffer a trustee receiver or similar officer to be appointed over the whole or any part of the Lessee's undertaking property or assets or shall be the subject of a winding up order by the Court (save for the purpose of reconstruction or amalgamation of a solvent company not involving a realisation of assets) or pass a resolution for winding up (save as aforesaid) or otherwise enter into liquidation or if the Lessee being an individual (or being more than one individual any one of them) shall be adjudged bankrupt or shall enter into a composition scheme or arrangement with or for the benefit of the Lessee's creditors then and in any such case it shall be lawful for the Lessors to re-enter into and upon the whole of the demised premises or any part of the demised premises in the name of the whole and thereupon this present demise shall absolutely determine and become null and void but without prejudice nevertheless to any right of action or remedy of the Lessors in respect of any antecedent breach by the Lessee of any of the covenants on the Lessee's part herein contained

AS TO NOTICES

(B) Any notice under this Lease shall be in writing and any notice

      (a) to the Lessee or the Guarantor shall be deemed to be sufficiently served if

            (i) left addressed to the Lessee or the Guarantor on the demised premises or

            (ii) sent to the Lessee or the Guarantor by post at the last known address or (if a Company) registered office of the Lessee or the Guarantor and

      (b) to the Lessors shall be deemed to be sufficiently served if

            (i) sent to the Lessors by post at the last known address or (if a Company) registered office of the Lessors

            (ii) whilst the reversion immediately expectant on the determination of the said term is vested in the original Lessors (as named herein) addressed to the Lessors Senior Bursar and delivered to him personally or sent to him by post

AS TO RENT ABATEMENT

(C) In case the Building or any part thereof shall at any time during the said term be so damaged by the insured risks or any of them as to render the demised premises to be unfit for occupation and use or inaccessible then (unless the insurance money shall be wholly or partially irrecoverable by reason solely or in part of any act omission neglect or default of the Lessee or their employees servants agents independent contractors customers visitors licensees invitees or any other person under the Lessee's control) the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained (the amount of such proportion to be determined by the Surveyor acting reasonably) shall be suspended either for the period from the date of such damage until the date when the demised premises shall again be rendered fit for occupation and use and accessible or for the period in respect of which the Lessors shall receive insurance money equivalent to the rent hereby reserved (whichever of the said periods shall be the shorter) and any dispute with reference to this proviso shall be referred to arbitration in accordance with the Arbitration Acts 1950 and 1979

AS TO PART II LANDLORD AND TENANT ACT 1954

(D) If this Lease is within Part II of the Landlord and Tenant Act 1954 then subject to the provisions of subsection (2) of Section 38 of that Act neither the Lessee nor any assignee of the said term or of the demised premises shall be entitled on quitting the demised premises to any compensation under Section 37 of that Act

AS TO WARRANTIES

(E) The Lessee hereby acknowledges and admits that the Lessors have not given or made any representation or warranty that the use of the demised premises herein authorised is or will remain a permitted use under the Planning Acts

AS TO LESSORS' POWERS TO DEAL WITH THE LESSORS' NEIGHBOURING PREMISES

(F) Notwithstanding anything herein contained the Lessors and all persons authorised by the Lessors shall have power without obtaining any consent from or making any compensation to the Lessee to deal as the Lessors may think fit with the Lessors' neighbouring premises and to erect thereon or on any part thereof any building whatsoever and to make any repairs alterations or additions and carry out any demolition or rebuilding whatsoever (whether or not affecting the light or air to the demised premises) which the Lessors may think fit or desire to do PROVIDED THAT in the exercise of such power the Lessors will not so far as the Lessors are able substantially restrict access to and from the demised premises to employees and potential customers of the Lessee during normal business hours nor cause any disturbance to the Lessee in the carrying out of its business from or enjoyment of the demised premises

AS TO ARBITRATION

(G) If any dispute or difference shall arise between the parties hereto touching these presents or the rights or obligations of the parties hereunder such dispute or difference shall in the event of this Lease expressly so providing and otherwise may by agreement between the parties be referred to a single arbitrator to be agreed upon by the parties hereto or in default of agreement to be nominated by the President or Vice President for the time being of the Royal Institution of Chartered Surveyors on the application of any party in accordance with and subject to the provisions of the Arbitration Acts 1950 and 1979

GUARANTOR'S COVENANT

6. The Guarantor (in consideration of the demise hereinbefore contained having been made at the Guarantor's request) hereby covenants with the Lessors that the Guarantor will at all times during the said term duly observe and perform the covenants and provisions on the Guarantor's part set out in the Sixth Schedule hereto and the agreements and declarations therein contained

GUARANTOR'S FURTHER COVENANT TO TAKE LEASE

7. The Guarantor HEREBY FURTHER COVENANTS with the Lessors that if the Lessee (being a Company) shall be subject to an administration order or be the subject of a winding up order by the Court or otherwise go into liquidation or (being an individual) shall be adjudged bankrupt and the Liquidator or Administrator or the Trustee of the bankrupt's estate (as the case may be) shall disclaim or abandon this Lease and if the Lessors shall within three months after such disclaimer or abandonment by notice in writing require the Guarantor to accept a lease of the demised premises for a term equal to the residue which if there had been no such disclaimer or abandonment would have remained of the said term at the same rents and under the like covenants and provisions as are reserved by and contained in this Lease with the exception of this Clause and Clause 6 (the said new lease and the rights and liabilities thereunder to take effect as from the date of the said disclaimer or abandonment) then and in such case the Guarantor shall accept such lease accordingly and execute and deliver to the Lessors a counterpart thereof in all respects at the sole cost of the Guarantor

HEADINGS

8. The headings hereto are inserted for convenience of reference only and shall not in any manner affect the construction meaning or effect of anything herein contained or govern the rights of the parties hereto

This instrument is executed as a deed and by its execution the parties authorise their respective solicitors to deliver it for them on the date it is completed

                   THE FIRST SCHEDULE hereinbefore referred to
                 THE PROPERTY AND RIGHTS INCLUDED IN THIS DEMISE
                                   FIRST PART

THE PROPERTY

ALL THAT Unit Numbered 327 (forming part of the Building) on Cambridge Science Park containing three thousand three hundred square feet more or less as the same is more particularly delineated on Plan D and thereon edged red including

      (1) the plaster and other decorative finishes to the internal walls

      (2) the raised floors including the void beneath and any service channels therein exclusively serving the demised premises

      (3) the false ceiling including the void above and any service channels therein exclusively serving the demised premises

      (4) the windows and the window frames and the glass therein and door frames and doors

                                   SECOND PART

THE RIGHTS (for the benefit of the Lessee and all others authorised by it)

RIGHT TO SERVICES AND ACCESS

(1) Save in relation to statutory undertakers services at all times hereafter the right of passage of water soil electricity gas air and other services from and to the demised premises through the service channels now in under or upon the Building or the Estate or the Lessors' neighbouring premises and all such rights of access for the Lessee as may from time to time be reasonably required for the purpose of laying inspecting cleansing repairing maintaining or renewing such service channels or any of them but the enjoyment of the aforesaid rights shall be subject to the person or persons exercising such right causing as little damage or interference as is reasonably possible in the exercise of such right and the Lessee being liable to make good all damage to the Estate or the Lessors' neighbouring premises thereby occasioned with all reasonable dispatch

RIGHT OF WAY

(2) The right of way for all purposes reasonably necessary for the use and enjoyment of the demised premises for the purposes herein authorised but not further or otherwise with or without vehicles over the roadways and footpaths coloured brown on Plan A until the same are adopted by the Local Authority as roads and footpaths maintainable at the public expense

RIGHT TO PARK

(3) The right to park no more than eighteen cars on the car parking spaces comprised within the Common Parts on those spaces as may from time to time be specified by the Lessors

RIGHT OF SUPPORT

(4) A right of subjacent and lateral support shelter and protection from adjoining parts of the Building

                  THE SECOND SCHEDULE hereinbefore referred to
                                   FIRST PART
              EXCEPTIONS AND RESERVATIONS IN FAVOUR OF THE LESSORS

RIGHT TO SERVICES

1. At all times hereafter the right of passage and running of appropriate services through the service channels forming part of the demised premises and to make connection with such service channels or any of them for the purpose of exercising the said rights and all such rights of access for the Lessors the Surveyor and the Lessors' lessees and employees and all persons from time to time authorised by the Lessors as may from time to time be reasonably required for the purpose of laying inspecting cleansing repairing maintaining renewing or adding to such service channels or any of them but the enjoyment of the aforesaid rights shall be subject to the Lessors or other the person or persons exercising the same or having the benefit thereof being liable to make good all damage to the demised premises thereby occasioned with reasonable dispatch

RIGHT TO LIGHT AND AIR

2. The Lessee shall not be entitled to any right of access of light or air to the demised premises which would restrict or interfere with the user of the Building the Estate or any of the Lessors' neighbouring premises or any part thereof for building or otherwise howsoever

RIGHT TO SUPPORT

3. The right to support and shelter and all other rights and privileges in the nature of easements and quasi-easements now or hereafter belonging to or enjoyed by the Building the Estate or the Lessors' neighbouring premises

RIGHT TO ENTER

4. At all times during the said term the right with or without the Surveyor the Lessors' employees and workmen and any persons authorised by them to enter the demised premises for the purpose of doing any act matter or thing in respect of which the Lessors are permitted entry to the demised premises under the Fourth Schedule hereto upon the terms therein stated

RIGHT OF ESCAPE IN CASE OF FIRE

5. A right of escape in emergency only for the Lessee and occupiers for the time being of Unit 328 forming part of the Building on Cambridge Science Park from Unit 328 through that part of the demised premises known as Unit 327 such route as may from time to time be approved in writing by the Lessors (after consultation with the Lessee) and the Fire Officer (in respect of which the Lessors' consent shall not be unreasonably withheld)

                                   SECOND PART
                              EXISTING ENCUMBRANCES

(1) The Planning Agreements

                   THE THIRD SCHEDULE hereinbefore referred to
                         THE RENTS PAYABLE BY THE LESSEE
                                   FIRST PART
                        SERVICE CHARGE AND INTERIM CHARGE

DEFINITIONS

1. In this Part of this Schedule the following expressions shall have the following meanings respectively:-

      (A) "the Lessors' Services" shall mean

            (1) effecting and maintaining an insurance policy or policies in accordance with the provisions of Clause 2 of the Fifth Schedule of this Lease against such liability or liabilities of the Lessors their agents servants and workmen (including negligence) in connection with or arising out of the Building or the occupation maintenance or management thereof or any part thereof as the Lessors shall acting in a reasonable manner think fit and all reasonable and proper professional fees which the Lessors may from time to time properly incur in connection with the valuation of the Building for insurance purposes (no more than one such valuation being permitted in any one calendar year)

            (2) cleaning lighting maintaining and repairing the Common Parts including cultivating the gardens comprised therein

            (3) providing and maintaining any refuse disposal services security services fire alarms fire fighting equipment and signage provided by the Lessors and all other such services for the benefit of all the lessees of the Building

            (4) providing space heating and domestic water to the Building

            (5) the provision of gas water electricity and other services to the Common Parts

            (6) the provision of all services and equipment to the Common Parts from time to time including (but not limited to) any staffed reception area any central switchboard meeting rooms and waiting areas lavatories and the drains therefrom the provision of cleaning facilities for the Common Parts and all other services provided for the use of the lessees of the Building except in so far as the Lessors in their absolute discretion may charge a lessee or occupier for the use thereof directly

            (7) maintaining repairing refurnishing and decorating the Common
            Parts

            (8) decorating maintaining and repairing the Building in accordance with Clause 5 of the Fifth Schedule hereto

            (9) employing managing agents to perform all or any of the services specified in this sub-clause (A) and of any caretaker to manage supervise or attend to the security of the Building including the provision of uniforms and materials and or services provided by them

            (10) the provision of any extraordinary or emergency services or expenses incurred by the Lessors for the benefit of the Lessee and other lessees of the Lessors relating to the Building

            (11) any steps taken by the Lessors (including legal proceedings) which the Lessors may reasonably decide in the interests of good estate management are necessary for the benefit or protection of the Building as a whole and any rights and easements appurtenant thereto or which may be required by any Act of Parliament or bye-law

            (12) the payment of any rates water rates taxes assessments duties charges and impositions whatsoever (whether or not of a recurring nature) now or hereafter during the said term assessed charged or imposed on in respect of those parts of the Building which are not demised or not intended to be demised by an occupational tenancy from time to time

            (13) enforcing or attempting to enforce against any lessee of the Building the observance of any covenant in that lessee's Lease the non-observance of which is or may be detrimental to the Lessors the Lessee or the other lessees of the Building

            (14) the provision installation maintenance repair and renewal (only if necessary) of such other services and facilities and the pursuit of such other like activities as the Lessors shall in their reasonable discretion determine or provide for the Building in the interest of good estate management

            (15) any other act or thing done in the discretion of the Lessors in or about or in connection with the Building reasonably calculated to be for the benefit of the Lessee (either alone or in conjunction with other lessees of the Lessors) but not otherwise provided for in this Lease

            (16) the payment of all Value Added Tax chargeable in connection with services rendered by the Lessors for which the Service Charge is payable but so that the Lessors may from time to time withhold add to vary extend or make any alterations in the rendering of the services or any of them from time to time as appropriate provided only that so doing does not in any way materially interfere with the Lessee's use or enjoyment of the demised premises

      (B) "the Cost of the Lessors' Services" in respect of any Accounting Period shall mean the aggregate of

            (a) the costs and expenses incurred by the Lessors of providing the Lessors' Services and

            (b) a proper proportion (to be conclusively determined by the Surveyor (acting as an expert) whose determination shall be final) attributable to the Building of the Estate Service Charge and

            (c) a reasonable sum by way of a provision towards the cost and expense of replacing renewing maintaining repairing and decorating the Building and replacing renewing repairing and maintaining the plant installations and equipment therein and of any expenditure by way of maintenance which is of a periodically recurring nature (whether recurring regularly or irregularly) (hereinafter called "the Fund") and the Fund shall be determined on the assumption that the anticipated expenditure thereof is calculated as the Surveyor may reasonably determine (acting as an expert and not as an arbitrator) and that each year the Service Charge shall include such provision towards such anticipated costs so that the Fund shall accumulate sufficient monies to cover the anticipated expenditure whether or not the expenditure so anticipated shall occur in whole or in part during the said term PROVIDED THAT

                  (i) nothing herein shall oblige the Lessors to establish the Fund or if established to maintain the Fund sufficient in whole or in part to cover the costs and expenses hereinbefore specified

                  (ii) all such sums received by the Lessors for the Fund shall be credited to a deposit account separate from the Lessors' own money and shall be held by the Lessors upon trust during the period of eighty years from the Twenty fifth day of December One thousand nine hundred and eighty nine (which shall be the perpetuity period applicable) for the persons or corporations who from time to time shall be tenants of the Building to apply the same and any interest accruing thereto for the purposes hereinbefore specified and at the expiry of the perpetuity period any such sums unexpended shall be paid to the persons or corporations who shall then be tenants of the Building in shares calculated by reference to their then contributions

      (C) "the Service Charge" shall mean the proportion of the Cost of the Lessors' Services which in the reasonable opinion of the Surveyor (acting as an expert) shall be just and equitable in all the circumstances

      (D) "the Interim Charge" shall mean such sum as is to be paid on account of the Service Charge in respect of each Accounting Period as the Lessors shall specify such Interim Charge to be based on the anticipated Cost of the Lessors' Services for the then current Accounting Period estimated by reference to (inter alia) the total expenditure for the immediately preceding Accounting Period

      (E) "Accounting Period" shall mean a period commencing on the First day of December in any year and ending on the Thirtieth day of November in the following year

2. The first payment of the Interim Charge in respect of the period from the date hereof to the ___________ day of __________ One thousand nine hundred and ___________ shall be made on the date hereof and thereafter the Interim Charge shall be paid to the Lessors by equal quarterly payments in advance on the four usual quarter days in each year and in case of default the same shall be recoverable from the Lessee as rent in arrear

3. If the Interim Charge paid by the Lessee in respect of an Accounting period exceeds the Service Charge for that period the surplus of the Interim

Charge so paid over and above the Service Charge shall be carried forward by the Lessors and credited to the account of the Lessee in computing the Service Charge in succeeding Accounting Periods as hereinafter provided

4. If the Service Charge payable by the Lessee in respect of any Accounting Period exceeds the Interim Charge paid by the Lessee in respect of that Accounting Period together with any surplus from previous years carried forward as aforesaid then subject to the provisions of Clause 6 below the Lessee shall pay the excess to the Lessors within twenty one days of the service upon the Lessee of the Certificate referred to in Clause 5 below and in case of default the same shall be recoverable from the Lessee as rent in arrear

5. As soon as practicable after the expiration of each Accounting Period there shall be served upon the Lessee by the Surveyor a Certificate signed by the Surveyor containing the following information:-

      (i) the amount of the Interim Charge paid by the Lessee in respect of that Accounting Period together with any surplus carried forward from previous Accounting Periods

      (ii) the amount of the Service Charge in respect of that Accounting Period and of any excess or deficiency of the Service Charge over the Interim Charge

6. The Lessee shall be entitled at its own expense at any time within one month after service of such Certificate to inspect the accounts and receipts and vouchers upon which the same is based relating to the Cost of the Lessors' Services and to raise with the Surveyor all reasonable questions arising thereon and to obtain satisfactory replies thereto

                                   SECOND PART
                         OTHER RENTS PAYABLE UPON DEMAND

RENT FOR COMMON PARTS

1. To the extent that the same is not covered by the Service Charge hereinbefore referred to a proper proportion attributable to the demised premises of the cost and expense of making repairing maintaining rebuilding cleansing and operating all ways roads pavements service channels yards bicycle stores vehicle parks and gardens fences party structures and any installations equipment fittings fixtures easements appurtenances or conveniences which shall belong to or be used by the demised premises in common with other parts of the Building and with the other buildings on the Estate (or any of them) including reasonable and proper architects' and surveyor's fees properly incurred in connection with such works (such proper proportion to be certified by the Surveyor (acting as an expert) acting reasonably whose certificate shall be final and binding on the Lessee)

INTEREST ON ARREARS

2. Interest on any monies payable by the Lessee to the Lessors under any covenant or provision of this Lease which remain unpaid for twenty one days shall be payable by the Lessee such Interest to be calculated from the date when such monies were due until the date when such monies are received by the Lessors PROVIDED THAT the provisions of this Clause shall not prejudice any rights or remedies of the Lessors in respect of any breach of any of the covenants on the part of the Lessee herein contained

                  THE FOURTH SCHEDULE hereinbefore referred to
                               LESSEE'S COVENANTS

TO PAY RENT

1. To pay to the Lessors the rents hereby reserved at the times and in the manner herein appointed for payment thereof without any deduction set off or (except as provided by Clause 5 (C) of this Lease) abatement whatsoever and to pay those rents reserved in Clause 2 (a) of this Lease by standing order to the bankers of the Lessors

TO PAY OUTGOINGS

2. To pay and discharge all rates taxes duties assessments charges compositions and outgoings whatsoever (whether parliamentary local public utility or of any other description and whether or not of a recurrent nature) now or at any time during the said term taxed assessed charged imposed soon or payable in respect of the demised premises or any part thereof or to the Lessors or Lessee or owner or occupier in respect thereof

TO REPAIR AND DECORATE

3. (a) Well and substantially to cleanse maintain and repair the demised premises and every part thereof (including all additions thereto and all the Lessors' fixtures fittings plant and machinery therein and the service channels forming part of the demised premises) and the drains connecting the demised premises to and as far as their points of connection to the drains used in common

      (b) Without prejudice to the generality of sub-clause (a) hereof to paint (or otherwise decorate) with two coats at least of good quality paint (or other suitable materials) all such parts of the demised premises as have been usually painted (or otherwise decorated) such painting (or other decoration) to be in the last year of the said term and otherwise as the Lessors may reasonably so require

      (c) Not to remove or damage any of the Lessors' fixtures and fittings in the demised premises and to replace with similar articles of equal quality such fixtures and fittings as may be lost or worn out or become unfit for use

PROVIDED THAT all work referred to in this Clause shall be done in a good and workmanlike manner and to the reasonable satisfaction of the Surveyor AND PROVIDED FURTHER THAT the liability of the Lessee under this clause shall not extend to damage caused by any of the insured risks unless the insurance shall have been vitiated or insurance monies rendered unrecoverable in whole or in part by any act omission neglect or default of the Lessee or their employees servants agents independent contractors customers visitors licensees invitees or any other person under the Lessee's control

NOT TO MAKE ALTERATIONS

4. Not to alter the demised premises and not to cut maim injure or damage any part thereof and not to make any alteration in the plan or elevation of the demised premises or in the nature of the use of the demised premises or any part thereof or to make any erection or addition whatsoever or to carry out any development (as defined in the Planning Acts) on or to the demised premises or any part thereof without the consent in writing of the Lessors such consent not to be unreasonably delayed PROVIDED THAT nothing in this sub-clause shall prevent the Lessee (without the need to obtain the Lessors' consent) from erecting altering or removing internal non-structural demountable partitioning and provided that the Lessee shall give notice of the erections thereof in writing to the Lessors within twenty eight days of completion and shall supply the Lessors with full details thereof and PROVIDED THAT the Lessee shall indemnify the Lessors against any liability for any tax assessed upon the Lessors by reason of any such alteration erection or addition to the demised premises carried out by or on behalf of the Lessee

      (b) Without prejudice to any other rights of the Lessors immediately upon the Lessors by notice in writing to that effect requiring them so to do to remove all additional buildings erections works alterations or additions whatsoever to the demised premises for which the Lessors' consent in writing has not first been obtained pursuant to the provisions of sub-clause (a) of this Clause (herein called "the unauthorised works") and make good and restore the demised premises to the state and condition thereof before the unauthorised works were carried out and if the Lessee shall neglect to do so for seven days after such notice then it shall be lawful for the Surveyor the Lessors and the Lessors' servants contractors agents and workmen to enter upon the demised premises and to remove the unauthorised works and to make good and restore the same to the state and condition existing before the carrying out of the unauthorised works and all expenses of so doing shall be repaid to the Lessors by the Lessee within seven days of a written demand in that behalf

      (c) Any consent on the part of the Lessors pursuant to the provisions of sub-clause (a) of this Clause may be subject to such conditions as the Lessors may reasonably require including (but not limited to) reinstatement of the demised premises at the expiration or sooner determination of the said term

T0 PERMIT ENTRY

5. To permit the Lessors the Surveyor and their respective workmen and persons duly authorised by them respectively on reasonable written notice (of not less than forty eight hours) (except in emergency) at reasonable hours to enter the demised premises for the purposes of

      (a) taking Inventories of the fixtures fittings appliances and equipment to be yielded up at the expiration or sooner determination of the said term

      (b) inspecting for defects in and recording the condition of the demised premises or any breaches of covenant on the part of the Lessee

      (c) inspecting cleansing maintaining repairing altering renewing or adding to the Estate or any buildings thereon or the Lessors' neighbouring premises or any other premises adjoining the demised premises (whether beside under or over) or any service channels not comprised within the demised premises

      (d) performing any covenant complying with any condition or pursuant to any reservation contained in this Lease including but not limited to the Lessors' obligations under Clause 5 of the Fifth Schedule or any other reasonable purpose connected with the management of the demised premises or the Estate and to co-operate fully with the Lessors and all persons authorised by them in connection therewith PROVIDED THAT the Lessors shall expeditiously make good all damage to the demised premises caused by such entry without the payment of compensation to the Lessee

TO REPAIR ON NOTICE

6. (a) To make good to the reasonable satisfaction of the Surveyor within three months or such extended period as in the opinion of the Surveyor is reasonable (or sooner in case of emergency) any defect in the repair or decoration of the demised premises for which the Lessee is liable hereunder or any other want of compliance with any of the obligations on the part of the Lessee under this Lease of which the Lessors or the Surveyor has given notice in writing to the Lessee or left notice in writing at the demised premises

      (b) If the Lessee shall not comply with sub-clause (a) hereof the Lessee shall permit the Lessors the Surveyor and their respective workmen (without prejudice to any other remedy of the Lessors) to enter the demised premises and make good such defect breach or want of compliance as aforesaid without the payment of any compensation to the Lessee and all expenses of so doing (including all reasonable and proper legal costs and Surveyor's fees) together with Interest from the date of expenditure by the Lessors shall be paid by the Lessee to the Lessors on demand and shall be recoverable as rent in arrear

T0 PAY COST OF DAMAGE

7. Without prejudice to any other provisions herein contained to pay to the Lessors on demand the full cost as assessed by the Surveyor of making good any damage to the Common Parts and/or the Building and to the said roads coloured brown on Plan A and any other roads and road fittings on the Estate including but not limited to lighting and signs or any other part of the Estate whether occasioned by the Lessee or their employees servants agents independent contractors customers visitors licensees invitees or any other person under the Lessee's control

TO PAY LESSORS' COSTS (LPA)

8. To pay the Lessors' costs and expenses (including legal costs and surveyor's and other professional fees (if any))

      (a) In or in contemplation of any proceedings relating to the demised premises under Sections 146 and/or l47 of the Law of Property Act 1925 or the preparation, and service of notices thereunder (whether or not any right of re-entry or forfeiture has been waived by the Lessors or a notice served under the said Section 146 is complied with by the Lessee or the Lessee has been relieved under the provisions of the said Act and notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court)

      (b) In the preparation and service of any Schedule of Dilapidations at any time during or within six months after the expiration of the term

      (c) In connection with the recovery of arrears of rent due from the Lessee hereunder

      (d) In connection with supervising any work required in dealing with the service rent reserved hereby

      (e) In connection with approving plans and specifications required hereunder and the supervision and inspection of alterations erections additions and any other works carried out by the Lessee

      (f) In respect of any application for consent required by this Lease whether or not such consent be granted PROVIDED THAT there shall be no such liability on the Lessee thereunder in circumstances where the Lessors withhold consent unreasonably and the Lessors' reasonable and proper legal costs incurred in connection with the preparation and completion of this Lease up to a maximum of Two Thousand five hundred pounds

AS TO USE AND SAFETY

9. Save in properly designed stores or containers and in accordance with the recommendations of any competent Authority and the insurers of the demised premises not to keep or use or permit or suffer to be kept or used upon the demised premises any materials which are inflammable explosive or otherwise dangerous or any machinery apparatus or equipment and any other thing which may attack or in any way injure by percolation corrosion vibration excessive weight or otherwise the structure of any building comprised therein and in the Estate and in the Lessors' neighbouring premises or the keeping or [Illegible] whereof may contravene any enactments

NOT TO USE FOR UNLAWFUL OR ILLEGAL PURPOSES OR CAUSE NUISANCE

10. Not to

      (a) use or permit or suffer the demised premises or any part thereof to be used for any unlawful illegal or immoral purpose or for the manufacture sale or consumption of intoxicating liquors or for the manufacture sale or consumption of Controlled Drugs as defined by the Misuse of Drugs Act 1971 (otherwise than by a practitioner or pharmacist as defined by that Act) or for the manufacture publication or sale of any article or thing which may in the reasonable opinion of the Lessors be pornographic offensive or obscene or for betting gaming or lotteries or as a hotel club billiards saloon dance hall funfair or amusement premises or for an auction or for any noisy noxious or offensive trade or business and

      (b) do or permit or suffer to be done on the demised premises or any part thereof anything which may be or become or cause an annoyance inconvenience nuisance damage disturbance injury or danger of or to the Lessors or the owners lessees or occupiers of any premises in the neighbourhood or which in the opinion of the Lessors might be detrimental to the use or development of the demised premises or of the Estate or of the Lessors' neighbouring premises (or any of them)

      (c) use any radio television video or sound system audible outside the demised premises or play or suffer to be played any musical instrument audible outside the demised premises

NOT TO RESIDE

11. Not to reside on the demised premises and not to create or permit or offer to be created any residential tenancy or residential occupation of the demised premises or any part thereof

AS TO USER

12. That neither the Lessee nor any other person shall use the demised premises or any part thereof other than for a purpose appropriate to a Science Park that is to say any one or more of the following uses

      (a) Scientific research associated with industrial production

      (b) Light industrial production of a kind which is dependent on regular consultation with either or both of the following:

            (i) The Lessee's own research development and design staff established in the Cambridge Study Area

            (ii) The scientific staff or facilities of the University or of local scientific institutions

      (c) Ancillary buildings and works appropriate in the sole opinion of the Lessors to the use of the demised premises as an integral part of a Science Park

TO KEEP OPEN AND SECURITY

13. (a) Not to permit the demised premises to remain vacant and to keep the demised premises open during hours appropriate to the Lessee's business

      (b) Without prejudice to the generality of sub-clause (a) above to indemnify the Lessors against any empty property rate or penal rate levied or assessed upon the Lessors by reason of the demised premises having been left empty

      (c) To ensure that the Lessors at all times have written notice of the name and address and telephone number of at least one keyholder of the demised premises

DISPLAYS AND ADVERTISEMENTS

14. Not to display or permit to be displayed on any part of the demised premises so as to be visible outside the demised premises any name writing [Illegible] sign placard sticker or advertisement of whatsoever nature and not to [Illegible] leave or install any merchandise or display outside the demised premises and on any breach by the Lessee the Lessors the Surveyor and their [Illegible] workmen may without notice and without prejudice to any other [Illegible] of the Lessors remove the cause of the breach of this covenant and shall not be liable to make good any loss or pay compensation for so doing

TO KEEP CLEAN

15. (a) Not to allow any rubbish or refuse of any description to accumulate upon the demised premises or the Common Parts or on any other part of the Building save in suitably located dustbins provided by the Lessee for that purpose and so often as it shall be necessary or desirable and in any event at least once a week to cause such dustbins to be emptied

      (b) Generally to keep the demised premises clean and tidy

      (c) Not to bring or keep or suffer to be brought or kept upon the demised premises or the Common Parts anything which in the opinion of the Lessors are or may become unclean unsightly or detrimental to the demised premises the Estate or the Building

      (d) Not to discharge into any service channels oil grease solids or other deleterious matter or any substance which might be or become a source of danger or injury to the drainage system of the demised premises the Building the Estate or the Lessors' neighbouring premises (or any of them) or which may pollute the water of any watercourse so as to render the Lessors liable to action or proceedings by any person or body and generally to keep the service channels comprised within the demised premises unobstructed

      (f) Not to do or suffer anything which may cause or tend to cause an obstruction or blockage of any water or soil pipes or drains or disruption of the service channels in the demised premises the Building or the Estate

TO COMPLY WITH ENACTMENTS AND GIVE NOTICE

16. (a) At the Lessee's own expense to comply with the provisions and requirements of all enactments or as prescribed or required by any competent Authority court or body so far as they relate to or affect the demised premises or the Lessors or the Lessee thereof

      (b) At the Lessee's own expense to do all works and all other things so as to comply with sub-clause (a) of this Clause including (without prejudice to the generality of the foregoing) the obtaining of any fire certificate required for the demised premises

      (c) Within fourteen days of receipt of notice thereof to give to the Lessors particulars of any provision or requirement of all enactments or as prescribed or required by any competent Authority court or body or proposal therefor relating to the demised premises or the Estate or the

      Lessors' neighbouring premises (or any of them) or the condition or use thereof respectively and at the request of the Lessors but at the cost of the Lessee to make or join with the Lessors in making such objection or representation against any such proposal as relates to the demised premises as the Lessors shall deem expedient

      (d) To pay to the Lessors upon demand a due proportion (to be conclusively determined by the Surveyor acting as an expert) of all costs charges and expenses (including the Surveyor's and other professional advisers' fees) incurred by the Lessors of or incidental to

            (i) complying with all provisions and requirements of all enactments or as prescribed or required by any competent Authority court or body and

            (ii) doing all works and other things so as to comply therewith so far as the same relate to any premises capable of being used or enjoyed by the Lessee in common or jointly with any other person or the use thereof

TO COMPLY WITH THE PLANNING ACTS

17. (a) At all times during the said term to comply in all respects with the provisions and requirements of the Planning Acts and any regulations or orders made thereunder and all licences consents permissions and conditions (if any) granted or imposed thereunder so far as the same respectively relate to or affect the demised premises or any part thereof and to keep the Lessors fully and effectually indemnified against all actions proceedings damages costs expenses claims and demands whatsoever in respect of or arising out of any contravention of the Planning Acts and against the cost of any permissions and consents thereunder and the implementation thereof

      (b) In the event of the Lessors giving consent to any of the matters in respect of which the Lessors' consent shall be required pursuant to the provisions of any covenant or condition contained in this Lease to apply at the cost of the Lessee to the local and planning authorities for all necessary consents and permissions in connection therewith and to give notice to the Lessors of the granting or refusal (as the case may be) of all such consents and permissions forthwith on the receipt thereof

      (c) In the event of the said Planning Authority agreeing to grant such necessary consent or permission only with modifications or subject to conditions to give to the Lessors forthwith full particulars of such modifications or conditions AND if such modifications or such conditions shall in the reasonable opinion of the Lessors be undesirable then the Lessee shall not implement or proceed with the matters works or change of use to which the application relates

      (d) If the Lessee shall receive any compensation in respect of the demised premises under or by virtue of the Planning Acts forthwith to make such provision as is just and equitable for the Lessors to receive its due benefit from such compensation

      (e) Not to apply for or implement any planning permission in respect of the whole or any part of the demised premises if such application or the implementation thereof would or might give rise to any tax charge or other levy payable by the Lessors

      (f) Unless the Lessors shall otherwise direct to carry out before the expiration or sooner determination of the said term any works stipulated to be carried out to the demised premises by a date subsequent to such expiration or sooner determination as a condition of the grant of any [Illegible] permission obtained by the Lessee during the said term

NOT TO VITIATE INSURANCE

      18. (a) Not to do or omit to do (or permit or suffer to be done or omitted to be done) anything whereby the policy or policies of insurance on the building against the insured risks may become void or voidable or thereby the rate of premium thereon or upon the Estate or upon the Lessors' neighbouring premises may be increased or cause the insurers to impose more onerous terms in such policy or policies and to repay to the Lessors all sums paid by way of increased premiums and any expenses incurred by the Lessors in or about any renewal of such policy or policies consequent upon a breach of this covenant and all such sums shall be added to the rent herein reserved and be recoverable upon demand as rent and in the event of the Building or any part thereof being damaged by the insured risks and the insurance money under any insurance effected against the same being wholly or partly irrecoverable by reason solely or in part of any act omission neglect or default of the Lessee or their employees servants agents independent contractors customers visitors licensees invitees or any other person under the Lessee's control then and in every such case the Lessee will forthwith pay to the Lessors the whole or (as the case may require) an appropriate proportion of the costs of completely rebuilding and reinstating the building

(b) To comply with any requirements of the insurers of the Building

(c) To notify the Lessors forthwith upon becoming aware of the whole or any part of the demised premises or the Common Parts being destroyed or damaged by any of the insured risks

TO INDEMNIFY

19. To keep the Lessors fully and effectually indemnified from and against liability in respect of losses damages proceedings claims costs expenses or any other liability whatsoever arising from or in connection with

(a) the injury or death of any person

(b) damage to or destruction of any property whatsoever

(c) the infringement disturbance or destruction of any rights easements or privileges

(d) the breach by the Lessee of any of the terms covenants and conditions on the part of the Lessee herein contained

[Illegible] directly or indirectly out of:-

      (i) the repair condition existence or use of the demised premises or of any alteration to the demised premises or works carried out or in the course of being carried out to the demised premises

      (ii) anything now or hereafter attached to or projecting from the demised premises

      (iii) any act default or negligence of the Lessee or the servants agents licensees or invitees of the Lessee

[Illegible] TO ASSIGNMENTS ETC.

20. (a) Not to assign part with possession of or charge by way of legal mortgage in any way any part of the demised premises less than the whole

      (b) Not to assign the whole of the demised premises except to a permitted assignee and the expression "permitted assignee" shall mean a substantial and respectable body or person whose registered office principal place of business or address is within the United Kingdom who in the reasonable opinion of the Lessors shall have the capacity and the qualifications necessary to observe and perform all the provisions of this Lease and who shall prior to any such assignment have

            (i) submitted references satisfactory to the Lessors and

            (ii) entered into a direct covenant under seal with the Lessors to pay the rents reserved by and to observe and perform the covenants conditions agreements and stipulations contained in this Lease and on the part of the Lessee to be observed and performed as if the permitted assignee were the original Lessee hereunder and such covenants conditions agreements and stipulations were repeated in extenso in such covenant with the substitution of the name of the permitted assignee for the name of the Lessee and

            (iii) if reasonably so required by the Lessors (it being reasonable for the Lessors so to require if the permitted assignee is not a public limited company) procured that not less than two persons or a corporate body acceptable to the Lessors (and in respect of whom full information shall have been supplied to the Lessors) enter into a Deed of Guarantee in such form as the Lessors may reasonably require (for the avoidance of doubt like covenants conditions agreements and declarations to those contained in the Sixth Schedule hereto being in all respects reasonable for the purpose of such Deed of Guarantee)

      (c) Not to underlet the whole or any part of the demised premises

      (d) Not to share possession of the whole or any part of the demised premises save with another member of the same group as defined by Section 42 of the Landlord and Tenant Act 1954 subject to the following conditions

            (i) the relationship of landlord and tenant shall not be created and shall not at any time during such sharing arise and

            (ii) the member of the same group shall not be permitted to have exclusive occupation of the whole or any part of the demised premises and

            (iii) the member of the same group's sharing of possession shall determine upon their ceasing to be within the definition contained in the said Section 42 of the Landlord and Tenant Act 1954

      (e) Not to hold or occupy the demised premises or any part thereof as trustee or agent or otherwise for the benefit of any other person

      (f) Not to part with possession of the demised premises or any part thereof except by virtue of an assignment of a kind permitted by this Clause and with the prior written consent of the Lessors such consent not to be unreasonably withheld or delayed

      (g) Not without the prior consent in writing of the Lessors (such consent not to be unreasonably refused or delayed in the case of a chargee by way of legal mortgage reasonably acceptable to the Lessors) to charge by way of legal mortgage in any way the whole of the demised premises

      (h) Not to mortgage the demised premises or any part thereof by way of subdemise

TO GIVE NOTICE OF ASSIGNMENTS, DEVOLUTIONS ETC.

21. (a) To produce every assignment transfer charge Probate Letters of Administration order instrument or other writing effecting or evidencing any transmission or devolution of any estate or interest in the demised premises or any part thereof to the Solicitors of the Lessors for registration within one month from the date thereof and to pay to the Lessors' Solicitors their reasonable fees for each such registration

      (b) Within seven days of an assignment of this Lease to give to the Lessors written notice of the person to whom future rent demands should be sent

AS TO LOSS OR ACQUISITION OF EASEMENTS

22. (a) Not to knowingly permit any easement or right comprised in belonging to or used with the demised premises or any part thereof from being obstructed or lost

      (b) Not to give to any third party any acknowledgement that the Lessee enjoys the access of light to any of the windows or openings in the demised premises by the consent of such third party nor to pay to such third party any sum of money nor to enter into any agreement with such third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light to any such windows or openings

      (c) To take all such steps as may be reasonably necessary to prevent the acquisition of any easement or right against over upon or under the demised premises or any part thereof and any encroachment thereon and to give to the Lessors immediate notice of any encroachment or threatened encroachment upon the demised premises or any attempt to acquire any easement or right under or over the demised premises which shall be within the Lessee's knowledge

TO PRODUCE PLANS/DOCUMENTS

23. If and whenever called upon so to do to produce to the Lessors or the Surveyor all such plans documents or other evidence as the Lessors may from time to time reasonably require to satisfy themselves that the Lessee has complied in all respects with the provisions of the Lessee's covenants herein

NOT TO INTERFERE WITH RESERVED RIGHTS

24. Not to knowingly or deliberately interrupt or interfere with the exercise of the rights contained or referred to in the Second Schedule hereto

TO PERMIT ENTRY FOR RELETTING ETC.

25. During the last six months before the expiration or sooner determination of the said term or after the expiration thereof (or at any time during the said term in the event of a sale of the Lessors' interest in the demised premises) to permit the Lessors and the Surveyor to enter upon the demised premises and to affix upon any suitable part or parts thereof a notice board or boards for reletting or other disposal of the demised premises and not to remove or obscure the same and at all reasonable times in the daytime to permit all persons authorised by the Lessors or the Surveyor to enter and inspect the demised premises

TO YIELD UP

26. At the expiration or sooner determination of the said term peaceably and quietly to surrender and yield up to the Lessors the demised premises (together with all keys thereto) so repaired maintained decorated cleansed glazed painted and kept as herein provided and if so required by the Lessors to remove such tenants and trade fixtures as the Lessors may specify the Lessee making good all damage caused by the removal of these to the satisfaction of the Surveyor

AS TO FAILURE OF GUARANTEE AND ADDITIONAL GUARANTEES

27. Within fourteen days of the death during the said term of any person who has guaranteed to the Lessors the performance of the Lessee's covenants herein or of such person being adjudged bankrupt or entering into a composition scheme or arrangement with or for the benefit of such person's creditors or being a company becoming subject to an administration order or offering a trustee receiver or similar officer to be appointed over the whole or any part of the company's undertaking property or assets or being the subject of a winding up order by the Court (save for the purpose of reconstruction or amalgamation of a solvent company not involving a realisation of assets) or passing a resolution for winding up (save as aforesaid) or otherwise entering into liquidation to give notice thereof to the assessors and if so required by the Lessors at the expense of the Lessee within twenty eight days to procure that some other person or body


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

acceptable to the Lessors enters into a Deed of Guarantee in such form as [Illegible] Lessors may reasonably require

TO VALUE ADDED TAX

28. Where the Lessee is required by this Lease to pay to the Lessors or any other person any sum in respect of the supply of goods or services for Value Added Tax purposes (or for the purposes of any substituted tax) the Lessee [Illegible] also on demand discharge any liabilities of the Lessors relating to Value Added Tax (or substituted tax) in respect of any supply (whether or not the supply is taxable following an election by the Lessors) save to the extent that any such tax is not input tax recoverable by the Lessors

STATUTORY ACQUISITIONS

29. Not to do or omit to do any act matter or thing as a consequence thereof the Lessors' reversion immediately expectant upon the determination [Illegible] the said term shall become liable to acquisition pursuant to any enactments

FIRE FIGHTING APPLIANCES

30. To keep the demised premises sufficiently supplied and equipped with such suitable fire fighting and extinguishing appliances as shall from time to time be required by law or by the local or other competent authority and by [Illegible] Lessors' insurers and such appliances shall be open to inspection and shall [Illegible] properly maintained and also not to obstruct the access to or means of [Illegible] such appliances or the means of escape from the demised premises [Illegible] case of fire

NOT TO OBSTRUCT

31. Not to permit any vehicles to stand on the roadways comprised within [Illegible] Estate or on any other part of the Estate except on such parts as shall from time to time have been authorised by the Lessors or shall have been designated by the Lessors as a loading bay for the Lessee (but during the period of loading and unloading of vehicles only) and not to park on or obstruct any Common Parts or any communal part of the Estate save as hereinbefore provided

TO COMPLY WITH REGULATIONS

32. To comply with all regulations made by the Lessors from time to time [Illegible] the management of the Building the Estate and of any land or premises [Illegible] or to be used in common or jointly with any other person and to [Illegible] insure that the Lessee's employees and all persons under the control of the Lessee shall at all times observe and perform the same

[Illegible] TO WATER SUPPLY

33. Not to use or permit or suffer to be used the supply of water to the Estate for any purpose other than the Lessee's purposes hereby permitted and [Illegible] in any event to use the same or permit or suffer the same to be used [Illegible] research or industrial purposes otherwise than in compliance with the reasonable recommendations of the Statutory Water Undertaker or Water Authority

T0 COMPLY WITH PLANNING AGREEMENTS

34. In addition to and not in substitution for or limitation of the covenants contained herein and in particular the Lessee's covenants as to the use of the demised premises or any part thereof to observe and perform all the covenants on the Lessors' part in the Planning Agreements respectively contained and the agreements and provisions of the Planning Agreements to the extent that the same affect the demised premises or any part thereof and at all times to indemnify the Lessors against any breach or non-observance of the same

                   THE FIFTH SCHEDULE hereinbefore referred to
                               LESSORS' COVENANTS

AS TO QUIET ENJOYMENT

35. That the Lessee paying the rents hereby reserved at the times and in the manner herein appointed and performing and observing the covenants on the Lessee's part and the conditions agreements and stipulations herein contained may peaceably enjoy the demised premises for the said term without any lawful interruption from the Lessors or any person lawfully claiming under or trust for the Lessors

TO INSURE

36. (a) That the Lessors will during the said term insure and keep insured in some established Insurance Office the Building (excluding all plate and other glass therein) against the Insured Risks with a sum assured to cover the following

            (i) the full reinstatement value thereof (excluding the amount of any insurance excess for which the Lessee shall be liable) to be determined from time to time by the Lessors and

            (ii) architect's surveyor's and other professional fees demolition site clearance and the cost of boarding and propping including a due allowance for cost increases over any likely rebuilding period and

            (iii) three years' loss of rent and

            (iv) liability attaching to the Lessors as owners or landlords of the Building

            (v) incidental expenses

      AND the Lessors may insure the air conditioning or central heating installations passenger lifts hoists (or any of them) separately in such manner and for such amount as the Lessors may from time to time determine

      (b) The Lessors shall have full power to settle and adjust with the insurers all questions with regard to the liability of the insurers and the amount or amounts payable under any policy

      (c) The Lessors shall inform the Insurers of the Lessee's interest in the demised premises

TO REINSTATE

37. In case the demised premises or the Common Parts or the Building or any parts thereof respectively shall at any time during the said term be destroyed or damaged by the insured risks so as to be unfit for occupation or use then (unless any monies payable under any policy of the Lessors shall be refused either by reason of any act omission neglect or default of the Lessee or their employees servants agents independent contractors customers visitors licensees invitees or any other person under the Lessee's control or by reason of any breach of the provisions of Clause 18 of the Fourth Schedule to this Lease) and subject to the Lessors obtaining all necessary consents licences or approvals (which it shall use its best endeavours consistent with reasonable commercial prudence to obtain) as soon as reasonably practicable and when lawful so to do the Lessors will apply all monies received (other than in respect of loss of rent fees demolition site clearance the cost of boarding and propping and any sums paid to the Lessors to indemnify the Lessors for any liability as owner or as landlord of the demised premises or the Common Parts or otherwise payable on the occurrence of a risk not involving damage to the demised premises all of which shall in all circumstances belong to the Lessors) by virtue of such insurance as aforesaid towards making good so far as practicable the damage caused by the insured risks but this obligation shall be conditional upon the Lessee's performance of the covenants on the Lessee's part contained in clause 18 of the Fourth Schedule hereto

T0 MAINTAIN SPINE ROAD

38. To maintain such parts of the main spine road on the Estate as may not be adopted by the local authority as being maintainable at the public expense

T0 PROVIDE SERVICES

39. Subject to the Lessee paying the Service Rent specified in the First Part of the Third Schedule hereto to provide the Lessors' Services in a competent manner and in accordance with good estate management practice and in particular

      (a) to maintain repair and otherwise keep in good repair and condition the Building including the roof structure and foundations thereof save such parts as are maintainable by the several lessees of the Building (including the Lessee) in pursuance of the repairing covenants in their respective occupational leases

      (b) as often as the Lessors deem necessary and not less than every five years to clean paint redecorate and otherwise treat to protect all the outside wood metal brick and cement work and other external surfaces of the Building in a good and workmanlike manner and in colours determined by the Lessors

      (c) to keep all fixtures and fittings in the Common Parts in good order and repair and to replace such fittings and fixtures as and when replacement is necessary or requisite

      (d) at all times during the said term to maintain the service channels used in common in good order and to maintain and repair the other appurtenances and amenities of the Building in good order and condition and free from litter and to clean the outside surfaces of all windows at proper intervals

PROVIDED THAT the Lessors shall not be liable to the Lessee in respect of

      (i) any failure or interruption in any of the Lessors' Services by reason of necessary repair replacement maintenance of any installation or apparatus or their damage or destruction or by reason of mechanical or other defect or breakdown or frost or other inclement conditions or shortage of fuel materials water or labour or any other cause beyond the Lessors' control provided that the Lessors use all reasonable endeavours to restore the Lessors' Services in question as speedily as possible

      (ii) any act or omission or negligence of any employee agent or other person undertaking the Lessors' Services or any of them on behalf of the Lessors

                   THE SIXTH SCHEDULE hereinbefore referred to
                      GUARANTOR'S COVENANTS AND AGREEMENTS

1. The Guarantor HEREBY COVENANTS with and guarantees to the Lessors that

      (a) the Lessee will at all times during the said term and until this demise is lawfully brought to an end and the Lessors have beneficial occupation of the demised premises pay the rents hereby reserved and all other sums and payments covenanted and or agreed to be paid by the Lessee at the respective times and in manner herein appointed for payment thereof and will also duly perform and observe and keep the several covenants and provisions on the Lessee's part herein contained and

      (b) the Guarantor will pay and make good to the Lessors all losses liabilities costs and expenses sustained by the Lessors through the default of the Lessee in respect of any of the before mentioned matters and

      (c) that any neglect or forbearance of the Lessors in endeavouring to obtain payment of the said several rents and payments as and when the same become due or their delay to take any steps to enforce performance or observance of the several covenants and provisions herein on the Lessee's part contained and any time which may be given by the Lessors to the Lessee shall not release or in any way lessen or affect the liability of the Guarantor under the guarantee on the Guarantor's part herein contained and

      (d) if the Lessee (being a Company) shall become subject to an administration order or be the subject of a winding up order by the Court or otherwise go into liquidation or if the Lessee (being an individual) shall be adjudged bankrupt and the Liquidator or Administrator or the Trustee of the bankrupt's estate (as the case may be) shall disclaim this Lease and if the Lessors shall within three months after such disclaimer by notice in writing require the Guarantor to accept a lease of the demised premises for a term equal to the residue which if there had been no such disclaimer would have remained of the said term at the same rents and under the like covenants and provisions as are reserved by and contained in the Lease (other than the specific covenants on the part of the Guarantor contained in Clause 6 of this Lease but imposing like requirements for a Deed of Guarantee to those set out in the Lessee's covenants contained in the Fourth Schedule hereto) the said new lease and the rights and liabilities thereunder to take effect as from the date of the said disclaimer then and in such case the Guarantor shall accept such lease accordingly and execute and deliver to the Lessors a counterpart thereof in all respects at the sole cost of the Guarantor and

      (e) upon demand to pay to the Lessors Interest on all amounts due under this Clause 1 from the date the same respectively fell due until the date of payment thereof

AGREEMENTS BY GUARANTOR

      It is hereby agreed and declared that

      (a) the Guarantor covenants as Principal Debtor and not as guarantor and accordingly (for the avoidance of doubt)

            (i) it shall not be necessary for the Lessors to resort to or seek to enforce any other guarantee or security (whether from the Lessee or otherwise) before claiming payment hereunder and

            (ii) until all monies and liabilities due or incurred by the Lessee to the Lessors have been paid or discharged in full notwithstanding payment in whole or in part of the amount by the Guarantor or any purported release or cancellation hereof the Guarantor shall not by virtue of any such payment or by any other means or on any other ground

                  (aa) claim any set off or counter claim against the Lessee in respect of any liability on the part of the Guarantor to the Lessors and

                  (bb) make or enforce any claim or right against the Lessee or prove in competition with the Lessors or exercise any right as a preferential creditor against the Lessee or against the assets of the Lessee

      and

      (b) the Guarantor's covenants herein contained shall not be affected or modified in any way by the liquidation or dissolution of the Lessee or the appointment of any receiver administrator or manager and

      (c) the Lessors shall be at liberty at all times without affecting or discharging the Guarantor's liability hereunder

            (i) to vary release or modify the rights of the Lessors against the Lessee hereunder without the Guarantor's consent and

            (ii) to compound with discharge release or vary the liability of the Lessee or any other guarantor or other person and

            (iii) to appropriate any payment the Lessors may receive from the Lessee the Guarantor or any other person towards such monies due under this Lease as the Lessors shall in their absolute discretion think fit

THE COMMON SEAL of THE         )
MASTER FELLOWS AND             )
SCHOLARS OF TRINITY            )     [SEAL]
COLLEGE CAMBRIDGE was          )
affixed in the presence of:-   )


  /s/ [Illegible]      Senior Bursar


  /s/ [Illegible]      Junior Bursar